Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports Fourth Quarter and Fiscal Year Results;

AquaLogic Grows to 25% of Fourth Quarter License Revenue, Driven by

Customer Adoption of Service-Oriented Architecture

BEA Reports $300 Million in

Fiscal Year Operating Cash Flow

SAN JOSE, Calif.—Feb. 22, 2007—BEA Systems, Inc., a world leader in enterprise infrastructure software, today announced certain financial results for the fiscal fourth quarter and fiscal year ended Jan. 31, 2007. BEA reported fourth quarter total revenues of $391.8 million, up 15% from last year’s fourth quarter. BEA reported fourth quarter license fees of $168.7 million, up 8% from a year ago, and services revenue of $223.1 million, up 20% from a year ago.

For the fiscal year ended Jan. 31, 2007, BEA reported total revenues of $1,402.3 million, a 17% increase over the fiscal year ended Jan. 31, 2006. BEA reported fiscal year license fees of $573.5 million, a 12% increase over fiscal 2006, and services revenue of $828.9 million, a 20% increase over fiscal 2006. BEA reported fiscal year cash flow from operating activities of $300.3 million, a 5% increase over fiscal 2006. BEA reported a fiscal year end balance of cash, cash equivalents, short-term investments and restricted cash of $1.2 billion. BEA also reported fiscal year end deferred revenues of $449.3 million, up 19% from a year ago.

BEA is not providing full GAAP or non-GAAP financials for the fourth quarter or fiscal year due to the previously announced voluntary internal review of BEA’s historical stock option grants, which has been conducted by the Audit Committee of BEA’s Board of Directors with the assistance of independent legal counsel. The outcome of that review will require us to change our accounting treatment of certain stock option grants, which will have a material adverse effect on our results of operations for certain historic periods and may have a material adverse effect on our results of operations for the fourth quarter, fiscal year and certain subsequent periods. Following the review, the Audit Committee and the Board of Directors expressed their continued confidence in the leadership and integrity of BEA chairman and chief executive officer Alfred Chuang and the current Executive Leadership Team.

“AquaLogic and BEA’s SOA services continued to drive new customer opportunities this quarter,” said Alfred Chuang, chairman and chief executive officer, BEA Systems, Inc. “Led by our enterprise service bus and business process management products, AquaLogic revenue grew rapidly, represented 25% of fourth quarter license revenue and exceeded $110 million in license revenue in its first full fiscal year on the market. AquaLogic is driving key SOA wins in

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BEA Systems Reports Fourth Quarter Results

February 22, 2007

competitors’ accounts, because AquaLogic can seamlessly co-exist with our customers’ existing systems and because customers’ own benchmarks demonstrate that AquaLogic delivers the goods.”

“Our BPM product has quickly become a major contributor not only to our growth but to our revenue. Revenue from AquaLogic BPM nearly doubled each quarter during the fiscal year,” Chuang said. “In Q4, we continued to experience outstanding growth in emerging areas, such as China, Korea, India and Latin America. Emerging countries seem to be picking up these new technologies very rapidly. Because they do not have as many legacy systems to work around, customers in these markets can quickly build projects that advance their businesses.”

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed in the quarter included Americanas.com, Air China, Avaya, Avis Budget Group, BAE, Banco Central de Venezuela, Banco Santander Mexico, Bank of China, Blockbuster, BMW, Carlson Companies, China Mobile GanSu, China Mobile GuangDong, China Unicom AnHui, Cintas, Circuit City Stores, Citigroup, Dialog Telekom, EDF, Entergy, Eurobank, FedEx, Federal Home Loan Bank of Atlanta, France Telecom, Genentech, General Insurance Corporation of India, Genzyme, Groupama, GXS, ICM, Irish Life and Permanent, Johnson & Johnson, Management Concepts, Meteor Mobile Communications, Moneris Solutions, MTN, Nextel Mexico, Northern Trust, Novartis Pharmaceuticals, Passport Office of Ireland, Pfizer, Procter & Gamble, Realkreditnettet, Reuters, ShangHai Stock Exchange, Societe General, Sodimac, Stichting AGIS, Telecom Slovenije, Telefonica Moviles de Chile, Ullico, US Army, US House of Representatives, Verizon, and Washington Metropolitan Area Transit.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including AMDOCS, Apertio, Avaro, Bridgewater Systems, CA, Centile, Convergin, EMC, Exit Games, FundTech, Huawei, Intervoice, Iperia, IP Unity, Italtel, Mofinity, Motive Communications, NEC, NGC Systems, Nortel, Protel, RadiSys, Samsung, Siemens, Tata Consultancy Services, Telenity, and Vantrix.

About BEA

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise infrastructure software. BEA’s SOA 360o platform is the industry’s most unified SOA platform for business transformation and optimization, in order to improve cost structures and grow new revenue

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BEA Systems Reports Fourth Quarter Results

February 22, 2007

streams. Information about how BEA is enabling customers to achieve Business LiquidITyTM can be found at bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through Mar. 23, 2007, by dialing (706) 645-9291, access code 7657086.

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BEA Systems, Inc., BEA, Tuxedo, WebLogic, BEA JRockit and BEA WebLogic Server are registered trademarks, and BEA WebLogic Enterprise Platform, BEA WebLogic Integration, BEA WebLogic Portal, BEA WebLogic Platform, BEA WebLogic Express, BEA WebLogic Workshop, BEA WebLogic Java Adapter for Mainframe, BEA Liquid Data for WebLogic, BEA eLink, Business LiquidITy, microService Architecture and BEA WebLogic Enterprise Security are trademarks, of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements that the outcome of the stock option review will require us to change our accounting treatment of certain stock option grants; and that such changes in accounting treatment will have a material adverse effect on our results of operations for certain historic periods and may have a material adverse effect on our results of operations for the fourth quarter, fiscal year 2007 and certain subsequent periods. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to, that the internal review of historical stock option grants may continue to prevent us from filing our public filings with the Securities and Exchange Commission (“SEC”) and/or result in our being de-listed by Nasdaq; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP, telecommunications and RFID software, and overseas markets such as China; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarters; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; significant leverage and debt service requirements; and other risks indicated in our filings with the SEC. For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended January 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2006, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

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BEA Systems Reports Fourth Quarter Results

February 22, 2007

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media and Industry Analyst Contact:

Kevin Hayden

BEA Systems, Inc.

+1-408-570-8017

kevin.hayden@bea.com

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BEA Systems Reports Fourth Quarter Results

February 22, 2007

BEA SYSTEMS, INC.

Schedule of Consolidated Revenues

(In thousands)

(unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2007	2006	2007	2006
Revenues:
License Fees	$168,735	$155,856	$573,470	511,549
Services	223,091	185,588	828,879	688,296

Total revenues	$391,826	$341,444	$1,402,349	1,199,845

BEA SYSTEMS, INC.

Schedule of Other Income and Expense

(In thousands)

(unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2007	2006	2007	2006
Interest and other, net	$10,411	$1,406	$32,423	$6,927
Net gains on minority interest in equity investments	104	304	11,076	1,995
Net gains on retirement of convertible subordinated notes		667	818	667

Total Interest and other, net	$10,515	$2,377	$44,317	$9,589

BEA SYSTEMS, INC.

Schedule of Cash and Cash Equivalents, Restricted Cash and Investments

(In thousands)

(unaudited)

	January 31, 2007	January 31, 2006
Cash and cash equivalents	$865,794	$1,017,772
Short-term investments	315,441	370,763
Short-term restricted cash	1,413	2,373

Total cash	$1,182,648	$1,390,908

BEA SYSTEMS, INC.

Schedule of Deferred Revenues

(In thousands)

(unaudited)

	January 31, 2007	January 31, 2006
Deferred revenues	$449,282	$379,123

BEA SYSTEMS, INC.

Schedule of Days Sales Outstanding

(unaudited)

	January 31, 2007	January 31, 2006
Days sales outstanding	91	87